Page 1 EXHIBIT A Constellation 2022 Long-Term Incentive Plan Non-Employee Director Restricted Stock Unit Award Notice [PARTICIPANT_NAME] Award Number: [DIRECTOR_GRANT_NUMBER] You have been granted a restricted stock unit award with respect to shares of Common Stock, without par value, of Constellation Energy Corporation, a Pennsylvania corporation (the “Company”), pursuant to the terms and conditions of the Constellation 2022 Long-Term Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement (together with this Award Notice, the “Agreement”). The Restricted Stock Unit Award Agreement is attached. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement. Number of Shares Subject to Award : [ ] shares, subject to adjustment as set forth in the Agreement and the Plan. Grant Date: [Date] Vesting Schedule: Except as otherwise provided in the Plan, the Agreement or any other agreement between the Company or any of its Subsidiaries and the Participant, the Award shall vest on: [First anniversary of the Annual Meeting] CONSTELLATION ENERGY CORPORATION [Name] [Title]

Page 2 Constellation 2022 Long-Term Incentive Plan Restricted Stock Unit Award Agreement Constellation Energy Corporation, a Pennsylvania corporation (the “Company”), hereby grants to the individual (the “Participant”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Constellation 2022 Long-Term Incentive Plan (the “Plan”), a restricted stock unit award (the “Award”) with respect to the number of shares of the Company’s Common Stock, without par value (“Stock”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan. Award Subject to Acceptance of Agreement. The Award shall be subject to the terms of this Agreement, and shall be deemed to be accepted by the Participant, unless the Participant declines the Award in writing within 90 days after the Grant Date. Rights as a Stockholder. The Participant shall not be entitled to any privileges of ownership with respect to the shares of Stock subject to the Award unless and until, and only to the extent, such shares become vested pursuant to Section 3 hereof and the Participant becomes a stockholder of record with respect to such shares. As of each date on which the Company pays a regular cash dividend to record owners of shares of Common Stock (each, a “Dividend Payment Date”), the number of shares of Common Stock that are subject to the Award shall be increased by (i) the product of the total number of shares of Common Stock that are subject to the Award immediately prior to the record date for such Dividend Payment Date, but that have not been issued pursuant to Section 4 as of such record date, multiplied by the dollar amount of the cash dividend paid per share of Common Stock, divided by (ii) the Fair Market Value of a share of Common Stock on such Dividend Payment Date. Such additional Restricted Stock Units shall be subject to all of the terms and conditions of the Award, including the vesting conditions set forth in the Award Notice. Notwithstanding the foregoing Section 2.2, if the Participant has elected to defer the Award pursuant to the terms of the Company’s Non-Employee Director Deferred Stock Unit Program (the “Deferral Program”), then in lieu of the additional Restricted Stock Units described in clause 2.2, the Award shall be credited with Dividend Equivalents (as defined by the Deferral Program) in accordance with the terms of the Deferral Program. Restriction Period and Vesting. Service-Based Vesting Condition. Except as otherwise provided in this Section 3, the Award shall vest in accordance with the vesting schedule set forth in the Award

DB1/ 154625009.2 Page 3 Notice. The period of time prior to the full vesting of the Award shall be referred to herein as the “Restriction Period.” Termination of Service. (a) Termination of Service Due to Death or Disability. If the Participant’s service with the Company terminates prior to the end of the Restriction Period due to death or Disability, then the Award shall be 100% vested upon such termination of service. For purposes of this Award, “Disability” means a termination of Participant’s service due to the Participant’s inability to perform the essential functions of Participant’s position, with or without reasonable accommodation, for a continuous period of at least twelve months, as determined solely by the Corporate Governance Committee of the Board of Directors (the “Committee”). (b) Termination of Service for Any Other Reason. If the Participant’s service with the Company terminates prior to the end of the Restriction Period for any reason other than those specified in paragraph (a), then the Award shall be immediately and automatically forfeited by the Participant and cancelled by the Company. For the avoidance of doubt, nothing herein limits the Committee’s authority pursuant to Section 1.3(c) of the Plan to grant a pro rata portion of the award to the Participant or to otherwise approve adjustments to the award in the event of a termination of service due to reasons other than death or disability. Change in Control. In the event of a Change in Control, the Board may, in its discretion: (i) require that the Restriction Period shall lapse in full or in part; (ii) require that shares of capital stock of the company resulting from such Change in Control, or the parent corporation thereof, be substituted for some or all of the shares of Stock subject to the Award, with an appropriate and equitable adjustment to the Award as determined by the Board; and/or (iii) require outstanding Awards, in whole or in part, to be surrendered to the Company by the Participant, and to be immediately cancelled by the Company, and to provide for the Participant to receive (A) a cash payment in an amount equal to the number of shares of Stock then subject to the portion of the Award surrendered, to the extent the Restriction Period has lapsed or will lapse pursuant to clause (i) of this Section 3.3, multiplied by the Fair Market Value of a share of Stock as of the date of the Change in Control; (B) shares of capital stock of the corporation resulting from such Change in Control, or a parent corporation thereof, having a Fair Market Value not less than the amount determined in clause (iii)(A) of this Section 3.3; or (C) a combination of a payment of cash pursuant to clause (iii)(A) of this Section 3.3 and the issuance of shares pursuant to clause (iii)(B) of this Section 3.3. Issuance or Delivery of Shares. Subject to Section 4.2 and Section 7.12 and except as otherwise provided for herein, within 60 days after the vesting of the Award, the Company shall issue or deliver, subject to the conditions of this Agreement, the vested shares of Stock to the Participant. Such issuance or delivery shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance or delivery, except as otherwise provided in Section 7. Prior to the issuance to the Participant of the shares of Stock subject to

DB1/ 154625009.2 Page 4 the Award, the Participant shall have no direct or secured claim in any specific assets of the Company or in such shares of Stock and will have the status of a general unsecured creditor of the Company. Notwithstanding Section 4.1, if the Participant has made a timely election to defer receipt of the Award pursuant to the terms of the Deferral Program, then the Company shall issue or deliver vested shares of Stock to the Participant at such time and in such manner as elected by the Participant, subject to the terms of the Deferral Program. Company Policies. The Award, the shares of Stock issued pursuant to the Award, and any cash proceeds realized from the sale of such shares will be subject to all trading and other policies applicable to Non-Employee Directors that may be implemented by the Committee or the Board from time to time. Transfer Restrictions and Investment Representation. Nontransferability of Award. The Award may not be transferred by the Participant other than by will or the laws of descent and distribution. Except to the extent permitted by the foregoing sentence, the Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Award, the Award and all rights hereunder shall immediately become null and void. Investment Representation. The Participant hereby covenants that (a) any sale of any share of Stock acquired upon the vesting of the Award shall be made either pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws and (b) the Participant shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable. Additional Terms and Conditions of Award. Withholding Taxes. The Company may satisfy any applicable tax withholding obligations in accordance with Section 6.6 of the Plan. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares hereunder, the shares of Stock subject to the Award shall not be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the

DB1/ 154625009.2 Page 5 Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action. Award Confers No Rights to Continued Service. In no event shall the granting of the Award or its acceptance by the Participant, or any provision of the Agreement or the Plan, give or be deemed to give the Participant any right to continued service by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the service of any person at any time. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Participant, acquire any rights hereunder in accordance with this Agreement, the Plan, or the Deferral Program. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Constellation Energy Corporation, 1310 Point Street, Baltimore, Maryland 21231, Attn: Corporate Secretary, and if to the Participant, to the last known mailing address of the Participant contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the Commonwealth of Pennsylvania and construed in accordance therewith without giving effect to principles of conflicts of laws, and, to the extent applicable, Section 409A of the Code. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. The Participant hereby acknowledges receipt of a copy of the Plan.

DB1/ 154625009.2 Page 6 Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect the Participant’s rights under this Agreement shall be subject to the written consent of the Participant. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement. Compliance With Section 409A of the Code. This Award is intended to be exempt from or comply with Section 409A of the Code and shall be interpreted and construed accordingly.